                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported): November 14, 1996

                               GDC GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Colorado                   0-15891                      84-0891674
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                       Identification number)


1580 Lincoln St., Suite 900, Denver. Colorado 80203
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (303) 840-6585
                                                  ------------------------------

DK Industries, Inc., 1580 Lincoln St., Suite 1125, Denver, Colorado 80203
--------------------------------------------------------------------------------

(Former name and former address of registrant)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
          --------------------------------

          None.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          On December 13, 1996, the Registrant, acquired 100% of the membership interest of Walsh Remedial Construction Services, LLC, ("WRCS") a Colorado limited liability company. The interests were acquired from James P. Walsh & Associates, Inc., a Colorado corporation, doing business under the name of Walsh Environmental Engineers, Inc. ("Walsh Environmental") and from William T. Spear, one of the WRCS' managers. The consideration for the acquisition was the payment of certain obligations of WRCS and its members, an agreement to make certain conditional royalty payments based upon certain project revenues, to BankOne, Boulder, Colorado, to be credited to a debt owed by Walsh Environmental to the bank, and the assumption of WRCS' liabilities and obligations.

          WRCS conducts and provides environmental remediation services and general environmental services. WRCS' principal project is as project manager of a New Jersey partnership engaged in harbor dredging and material disposal for the Port Authority of New York and New Jersey. WRCS' principal physical assets are the equipment used in material handling for the dredging project.

          William T. Spear, one of the selling members, is a manager of WRCS. Mr. Spear is also a guarantor of the Bank One debt referred to above. The royalty payments to be paid to Bank One are generated from projects in the New York and New Jersey harbors, being performed by Enviro-Dredge, a New Jersey limited liability partnership, for which WRCS is the project manager.

          The acquisition was funded by loans from two private party lenders, in the total amount of $3,000,000. The loans bear interest at the rate of 14% per annum and are payable in three installments, $750,000, plus accrued interest due April 1, 1997, and July 1, 1997, and a payment of $1,500,000 plus accrued interest due December 15, 1997. These loans are currently past due and in default.

          The lenders are shareholders of the Registrant, each holding less than 5% of the issued and outstanding shares of the Registrant.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
          --------------------------

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          ---------------------------------------------

          None.

ITEM 5.   OTHER EVENTS
          ------------

          At a special shareholders meeting held November 14, 1996, the Articles of Incorporation were amended to:

          a.   Change the name of the Registrant to GDC Group, Inc.

          b. Increase the authorized shares of common stock of the Registrant from 30,000,000 to 70,000,000 shares and increase the number of authorized shares of preferred stock of the Registrant from 10,000,000 to 20,000,000.

          c. Walsh Remedial Construction Services, LLC reorganized in March, 1997, as a Delaware corporation named Walsh Remedial Construction Services, Inc., a Delaware corporation.

          d. In June, 1997, Walsh Remedial Construction Services, Inc. formed a wholly owned subsidiary, Enviro-Dredge, Inc., a Delaware corporation.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS
          -------------------------------------

          John E. McConnaughy, Jr. resigned as a Director of Registrant on July 10, 1997. Kathleen Elnaggar resigned as a Director of Registrant on August 11, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a)  Financial Statements of Business Acquired.
               ------------------------------------------

               Audited Financial Statements for the business acquired, Walsh Remedial Construction Services, LLC, are included for the period from inception, March 1, 1995 to 9/30/96, see F-1 through F-13 attached.

          (b)  Pro Forma Financial Information.
               --------------------------------

               Pro Forma Condensed Combined Balance Sheet for the Registrant at 9/30/96 (Unaudited), and Pro Forma Condensed Combined Statements of Operations for year ended 9/30/96 and ten months ended 9/30/95 (Unaudited), see F-14 through F-16 attached.

ITEM 8.   CHANGE IN FISCAL YEAR
          ---------------------

          None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GDC GROUP, INC.

Date: Oct. 24, 1997                     By: /s/ James W. Muzzy
                                           -----------------------------------
                                           James W. Muzzy, Vice President, and
                                           Principal Financial Officer

                         INDEPENDENT AUDITORS' REPORT

To the Board Of Directors and Members
Walsh Remedial Construction Services, LLC
Boulder, Colorado

We were engaged to audit the accompanying balance sheet of Walsh Remedial Construction Services, LLC as of September 30, 1996, and the related statements of operations, changes in members' equity (deficit), and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management.

During 1996, the Company developed a new process to dredge harbors and process and recycle the resulting sediment for the use in other commercial enterprises. Based upon this process, the Company formed a joint venture with three additional companies to implement this process on a pilot contract with the Port Authority of New York and New Jersey. The contract was to process 100,000 cubic yards of sediment and was to be completed in August 1996. During the course of performing the contract, the Company discovered several problems with its process and encountered changed conditions in the harbor from what was originally represented. These conditions caused significant delays and cost overruns related to their segment of the contract. Several modifications to the process have been attempted by the Company but none have sustained consistent production. The Company estimates that it will incur total costs of $7,710,659 on the project which will exceed budgeted revenues and result in an estimated loss of $4,871,658. The Company believes it has identified an economically feasible way to complete the project. However, the Company is unable to estimate with certainty what costs will be incurred to complete this project and thus, cannot estimate with certainty what its liability and ultimate loss on this project will be. The losses incurred to date have used all of the Company's financial resources and as of November 13, 1996, the Company is in default on its loans with a commercial bank. The Company is negotiating to be acquired by an entity with the financial resources to complete the project. If it is unsuccessful in securing new financing as a part of the sale, it will be unable to continue in existence.

As discussed in Note 6, the Company received a $1,000,000 deposit relating to a potential sale of the Company. This potential sale was not consummated and the Company in accordance with their interpretation of the contract recognized this as other income. The Company has been notified by the investors that they believe the $1,000,000 is owed to them by the Company and that they will pursue collection efforts for this amount.

To the Board Of Directors and Members
Walsh Remedial Construction Services, LLC
Page Two

Because of the uncertainty regarding the Company's ability to complete the Port Authority Project and the determination of the ultimate costs to complete the project, we therefore are unable to form an opinion regarding the estimated costs to complete this project and the ultimate loss resulting from this project which is significant to the financial statements. In addition, the resolution of the $1,000,000 deposit is not known at this time. Due to the items discussed above, we are unable to and we do not express, an opinion on the financial statements referred to in the first paragraph.

                                   /s/ Ehrhardt Keefe Steiner & Hottman PC
                                   Ehrhardt Keefe Steiner & Hottman PC

November 13, 1996
Denver, Colorado

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC
                                 BALANCE SHEET
                               September 30, 1996

                                          ASSETS

Current assets                                                   $123,567
   Cash                                                           436,133
   Accounts receivable, net of allowance of $0                     27,021
   Dividend receivable (Note 8)                                     4,200
   Work in process                                                 14,451
   Prepaid expenses                                           -----------

     Total current assets                                         605,372
                                                              -----------
Property and equipment                                             26,011
   Furniture and equipment                                         29,442
   Computer equipment                                              28,138
   Lab and field equipment                                         58,455
   Vehicles                                                   -----------
                                                                  142,046
   Less accumulated depreciation and amortization                 (30,635)
                                                              -----------
                                                                  111,411
                                                              -----------

Receivable to be settled with an exchange of property (Note 9)    140,565
Other assets                                                        1,894
Note receivable - related party (Note 3)                            4,509
                                                              -----------
                                                                 $863,751
                                                              ===========

                       LIABILITIES AND MEMBERS' DEFICIT
Current liabilities
   Note payable and lines-of-credit (Note 4)                   $2,080,830
   Estimated costs in excess of future billings (Note 2)          459,600
   Related party advances (Note 8)                                213,217
   Accounts payable - trade                                     1,393,292
   Accrued payroll                                                 59,988
   Accrued expenses                                               444,377
   Current portion of capital lease obligations (Note 5)            3,883
     Total current liabilities                                  4,655,187
                                                              -----------
Capital lease obligations, net of current portion (Note 5)         10,326

COMMITMENTS AND CONTINGENCIES (NOTE 5)

Member's deficit                                              ($3,801,762)
                                                              -----------
                                                               $  863,751
                                                              ===========

                       See Notes to Financial Statements

                  WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.
                            STATEMENTS OF OPERATIONS
                  For the Nine Months Ended September 30, 1996


Contract revenues                                    $1,822,919
                                                     ----------
Operating expenses
  Contract costs                                      1,726,616
  General and administrative                            129,058
  Research and development costs (Note 2)             4,871,658
                                                     ----------
  (Loss) from operations                              6,727,332
                                                     ----------

                                                     (4,904,413)
                                                     ----------
Other income (expense)
  Forfeited deposit (Note 6)                          1,000,000
  Interest income                                         1,386
  Interest expense                                      (85,288)
                                                     ----------
                                                        916,098
                                                     ----------
Net (Loss) for the nine months ended
  September 30, 1996                                 (3,988,315)
                                                     ==========


                       See Notes to Financial Statements

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC
               Statement of Changes in Members' Equity (Deficit)
                           For the Nine Months Ended
                              September 30, 1996

Members' equity at January 1, 1996                            186,553

Net loss for the nine months ended September 30, 1996      (3,988,315)
                                                          -----------
Members' deficit at September 30, 1996
                                                          $(3,801,762)
                                                          ===========

                      See notes to financial statements.

                  WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.
                            Statements of Cash Flows
                  For the Nine Months Ended September 30, 1996

Cash flows from operating activities
   Net loss                                                        $(3,988,315)
   Adjustments to reconcile net loss to net cash provided by       ------------
   operating activities -
      Depreciation and amortization                                     20,106
      Receivable to be settled with an exchange of property           (140,565)
      Changes in assets and liabilities -
          Accounts receivable                                        1,160,632
          Work in process                                               82,998
          Prepaid expenses                                               6,414
          Estimated costs in excess of future billings                 459,600
          Accounts payable                                             385,368
          Accrued expenses                                             344,228
                                                                   ------------
                                                                     2,318,871
                                                                   ------------

              Net cash (used in) operating activities               (1,669,444)
                                                                   ------------


Cash flows from investing activities
   Capital expenditures                                                (13,922)

             Net cash (used in) investing activities                   (13,922)
                                                                   ------------

Cash flows from financing activities
   Principal payments on notes payable                                (121,170)
   Proceeds from note payable and lines-of-credit                    1,882,000
   Principal payments on capital lease obligations                      (5,067)
   Increase in related party advance                                    69,595
   Increase in dividend receivable to minority member                  (27,021)

             Net cash provided by financing activities               1,798,337
                                                                   ------------

Net increase in cash and cash equivalents                              114,971

Cash - January 1, 1996                                                   8,596
                                                                         -----

Cash - September 30, 1996                                          $   123,567
                                                                   -----------
Supplemental disclosure of cash flow information


                      See notes to financial statements.

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.
                         NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------------

Walsh Remedial Construction Services (WRCS) is a full-service environmental construction company with the resources, personnel, and equipment to complete a wide range of remedial construction demolition projects. WRCS is a limited liability company (LLC) owned by Walsh Environmental Scientists and Engineers, Inc. (Walsh Environmental), an environmental consulting firm with offices in the United States and South America and William Spear.

With offices in Boulder, Colorado, Salt Lake City, Utah, and Elizabeth, New Jersey, as well as a large network of subcontractors, WRCS has the flexibility to respond to projects nationwide. WRCS provides the following services: remedial construction and demolition, treatment services and project management.

Concentration of Credit Risk
----------------------------

Financial instruments which potentially subject the Company to concentrations of credit risk consist of accounts receivable and temporary cash investments. The Company grants credit to its customers who are located throughout the United States and foreign countries abroad. To reduce credit risk, the Company periodically performs credit analysis and monitors its customers' financial condition. The Company places its temporary cash investments with high credit quality financial institutions and, by policy, limits the amount of credit exposure to any one financial institution. At September 30, 1996, there was approximately $294,000 in one bank over the federally insured limit.

Revenue Recognition
-------------------

Revenues from professional services are recognized at the time services under contract arrangements are performed. When billings exceed revenue earned by performance of services, the excess billing is deferred. Services in excess of billings are reflected as work in process. Income is recognized as work on contracts progresses. Estimated losses on contracts in progress are charged to operations when determined (Note 2).

Property and Equipment
----------------------

Property and equipment are stated at cost. Equipment under capital lease is stated at the net present value of the minimum lease payments at inception of the lease.

Depreciation and amortization are provided using the straight-line method over the estimated useful asset lives for owned assets and the related lease terms for equipment under capital leases.

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

Research and Development Costs
------------------------------

Research and development costs are expensed as they are incurred.

All costs relating to the Port Authority Project (Note 2) have been expensed due to the lack of technological feasibility. The actual costs incurred on this Project as of September 30, 1996 amounted to $5,140,186 of which $1,158,781 is equipment and $3,981,405 is labor and other contract costs. However, revenues of $728,128 have reduced research and development costs for this project and an additional $459,600 in estimated costs to complete in excess of future billings have also been included in research and development costs as of September 30, 1996 (Note 2). The equipment costs are being expensed as the Company believes there are no alternative uses for the equipment other than this Project.

Income Taxes
------------

The Company is a Limited Liability Corporation (LLC) for income tax purposes. Consequently, all taxes on the income of the Company will be imposed on the Company's members.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The largest and most significant estimate is associated with the costs to complete jobs in progress specifically the Port Authority Project (Note 2). This project requires significant estimates which are not determinable with certainty at this time.

NOTE 2 - FORMATION OF JOINT VENTURE AND THE PORT AUTHORITY PROJECT
------------------------------------------------------------------

On April 9, 1996, the Company entered into a joint venture (Enviro-Dredge, LLP) where it prepared a joint bid with its three other partners to engage and carry on as partners a project that involved the dredging and amendment of 100,000 cubic yards of sediment from Reach A in the Port Newark Channel and its ultimate placement at a construction site which will use this amended material as structural fill for the construction of a shopping center.

                   WALSH REMEDIAL CONSTRICTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

Note 2 - FORMATION OF JOINT VENTURE AND THE PORT AUTHORITY PROJECT (CONTINUED)
------------------------------------------------------------------------------

The joint venture was awarded the contract by the Port Authority of New York and New Jersey on June 5, 1996 and work commenced on June 25, 1996. Each of the joint venture partners were responsible for a major phase of the project. The Port Authority is to pay the joint venture $56.00 per cubic yard of material processed up to 100,000 cubic yards of which the Company will receive $26.02 per cubic yard. In addition, the Company was paid $237,000 for the costs to mobilize or set up the project. The Company's role in the joint venture is to provide overall project management and be responsible for offloading the dredged material and its amendment to the specifications required for the structural fill material

However, the project incurred a number of set-backs in being able to achieve technological feasibility. As of November 13, 1996, technological feasibility had not been obtained because only approximately 19,000 cubic yards of material has been processed with the Company revising its production process for a third time.

Due to the uncertainty of the project's completion and the significance of this project, the percentage of completion method of accounting for this project is not feasible. However the Company has recognized and expensed all costs associated with the project through September 30, 1996 as research and development costs due to the uncertainty of technological feasibility. Actual research and development expense related to this project through September 30, 1996 amounted to $5,140,186. The Company reduced research and development expense by $728,128 which represents the revenues recognized through September 30, 1996 on this project which consists a $237,000 mobilization fee and $491,128 on the production of 18,875 cubic yards of material.

As stated above, the Company has yet to achieve technological feasibility and thus cannot accurately determine the cost to complete this project. Management's best estimate is as follows:

Research and development expense incurred as of September 30, 1996                     $5,140,186

Less: revenue earned and recognized as of September 30, 1996 netted against
research and development costs                                                           (728,128)
                                                                                         ---------

Net research and development expense prior to estimated costs in excess of
future billings as of September 30, 1996                                                4,412,058

Estimated costs to complete the project                                                 2,570,473

Future revenues to be recognized on the project                                        (2,110,873)
                                                                                       -----------

    Total estimated loss on the project                                                 4,871,658

Less: Loss incurred as of September 30, 1996                                           (4,412,058)
                                                                                       -----------

Additional costs to complete the project in excess of future billings - included
in research and development expense as of September 30, 1996                             $459,600
                                                                                         ========

                                      F-9

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 2 - FORMATION OF JOINT VENTURE AND THE PORT AUTHORITY PROJECT (CONTINUED)
------------------------------------------------------------------------------

The above estimated costs to complete the project do not include any remediation costs.

Due to the losses incurred to date, all of the Company's financial resources have been depleted and the Company is in default on its loans. The Company is currently negotiating for a sale to a third party with the financial resources to complete the development of a technologically feasible process and complete the project. If the Company is unsuccessful in obtaining such a sale or in obtaining additional financing, it will not continue in existence.

NOTE 3 - NOTE RECEIVABLE - RELATED PARTY
----------------------------------------
                                                                                         September 30,
                                                                                             1996
                                                                                         -------------
Note receivable - minority member of WRCS, interest at 7% per annum with
interest and principal due June 1, 2000 or within 10 days of written request.                   $4,509
The note is unsecured.                                                                          ======

NOTE 4 - NOTE PAYABLE AND LINES-OF-CREDIT                                                September 30,
-----------------------------------------                                                    1996
                                                                                         -------------

Line-of-credit - bank, due March 30, 1997, with monthly interest payments at prime plus 2% per annum (10.75% as of September 30, 1996). Collateralized by
 all assets of the Company.                                                                 $1,100,000

Note payable - bank, due March 6, 1999, with monthly principal payments of
 $20,195 and monthly interest payments at prime plus 1% per annum (9.25% as of
 September 30, 1996). Collateralized by all assets of the Company.
                                                                                               605,830
Line-of-credit - bank, due August 22, 1996 with interest at prime plus 2% per annum (10.25% as of September 30, 1996) due at maturity. Collateralized by all assets of the Company. The line-of-credit has not been repaid and is in default.
                                                                                               375,000

                                                                                            $2,080,830
                                                                                            ==========


                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 4 - NOTE PAYABLE AND LINES-OF-CREDIT (CONTINUED)
-----------------------------------------------------

All of the above lines-of-credit and note payable are cross-collateralized with all the assets of the Company. In addition, the majority member of the Company, Walsh Environmental is a co-borrower on the above debts. As of November 13, 1996, the Company is not in compliance with certain financial covenants and has exceeded collateral limits. The bank has notified the Company that they consider all amounts under the note payable and line-of-credits in default and therefore they are currently due and payable. Lastly, a minority, individual member of the Company and three officers/stockholders of Walsh Environmental have personally guaranteed the $375,000 line-of-credit jointly and severally.

NOTE 5 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

Leases
------

The Company has entered into capital leases for an automobile. The value of the automobile under capital lease is $21,065 with accumulated amortization of $3,160. The Company also leases equipment and office facilities under noncancellable operating leases that expire at various dates through March 1998.

Future minimum lease payments at September 30, 1996 are as follows:

                                           Capital   Operating
Year Ending December 31,                   Leases     Leases
------------------------                   -------   ----------

          1997                             $  5,566   $252,842
          1998                                5,566    244,179
          1999                                5,566     76,075
          2000                                  928          -
          2001                                    -          -
                                           --------   --------
                                             17,626   $573,097
                                                      ========
          Less amount representing
            interest                         (3,417)
          Present value of future          --------
            minimum lease payments           14,209
          Less current portion               (3,883)
                                           --------

                                            $10,326
                                           ========

Rent expense for the above operating leases and other month to month leases was $1,001,823 for the nine months ended September 30, 1996.

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)
--------------------------------------------------

Accounts Payable
----------------

Certain amounts included in accounts payable are past due and those vendors are demanding additional interest charges and/or collection costs be paid by the Company and threatening the placement of liens on the Company's property. These financial statements do not include any amounts for these additional costs.

NOTE 6 - FORFEITED DEPOSIT
--------------------------

A certain group of investors contemplated purchasing certain assets and liabilities of the Company. The investors agreed to provide $1,000,000 to the Company to be used to meet its current obligations. The $1,000,000 was to be an interest free loan to the Company in contemplation of the purchase. However, the investors and the Company were unable to agree on the terms of the purchase. Therefore, pursuant to the Company's interpretation agreement with the investors, the Company believes it is not required to repay the $1,000,000 and has reflected it as a forfeited deposit revenue. The Company has been notified by the investor that they believe that the Company is obligated to repay this $1,000,000 and that the investors will pursue collection efforts for this amount.

NOTE 7 - FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value. Fair value estimates are made at a specific point in time for the Company's financial instruments; they are subjective in nature and involve uncertainties, matters of significant judgment and, therefore, cannot be determined with precision. Fair value estimates do not reflect the total value of the Company as a going concern.

The carrying value of cash and cash equivalents, receivables, work in process, advances accounts payable and accrued expenses approximate their fair values due to the liquid or short-term nature of these accounts.

Due to rates currently available to the Company for debt which are similar to terms on the remaining maturities, the fair value of existing debt approximates their carrying value.

No attempt has been made to estimate the fair value of financial instruments in regards to default interest on the note payable and lines-of-credit or the ultimate realization of the assets and liabilities, if the Company does not continue in existence.

                   WALSH REMEDIAL CONSTRUCTION SERVICES, LLC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 8 - RELATED PARTY TRANSACTIONS
-----------------------------------

As of September 30, 1996, the Company has been advanced $213,217 from Walsh Environmental, the majority member of the Company. Walsh Environmental paid $213,217 in operating expenses for the Company for the nine months ended September 30, 1996.

As of September 30, 1996, the Company distributed $27,021 to the individual minority member for income taxes that he would have incurred on his individual tax return based on the net income of the Company for its first two quarters, if the Company had continued to be profitable. Since the Company is not profitable, the member is to repay these funds to the Company.

NOTE 9 - RECEIVABLE TO BE SETTLED WITH AN EXCHANGE OF PROPERTY
--------------------------------------------------------------

The Company performed professional services in exchange for a kiln and a parcel of land as payment. The outstanding receivable amount as of September 30, 1996 is $140,565 and the Company believes the fair value of the kiln and property exceeds this amount. However, the Company doesn't currently have title to these items.

GDC Group, Inc.
Pro Forma Condensed Combined Balance Sheet
SEPTEMBER 30, 1996 (Unaudited):
------------------------------------------------

                                                    Walsh                        GDC Group,Inc.
                                                   Remedial                        Pro forma
                                    GDC Group,   Construction       Pro forma      Condensed
ASSETS                                 Inc.        Services          Entries        Combined
------                             -----------   ------------      ------------  --------------
Current Assets:
Cash & cash equivalents             $1,298,361    $  123,567  (B) $  3,000,000    $2,446,928
                                                              (D)     (975,000)
                                                              (E)   (1,000,000)
Accounts receivable, trade             412,248       436,133                         848,381
Other receivables                      329,168        27,021                         356,189
Inventory                              177,234         4,200                         181,434
Prepaid expenses                       195,561        14,451                         210,012
Other current assets                     4,936                                         4,936
                                   -----------   -----------      ------------   -----------
Total Current Assets                 2,417,508       605,372         1,025,000     4,047,880

Property & equipment, net            7,655,891       111,411                       7,767,302
Debt restructure costs, net            922,501                                       922,501
Other assets                           161,675       146,968                         308,643
Goodwill                                                      (G)    3,681,723     3,681,723
                                   -----------   -----------      ------------   -----------
Total Assets                       $11,157,575   $   863,751      $  4,706,723   $16,728,049
                                   ===========   ===========      ============   ===========

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
Current Liabilities:
Current portion, long-term debt    $ 4,254,724   $   609,713   (B) $ 1,500,000   $ 5,754,724
                                                               (F)    (609,713)
Line of credit payable                 241,726     1,475,000   (D)    (975,000)      241,726
                                                               (F)    (500,000)
Accounts payable, trade              2,718,932     1,393,292   (C)   1,000,000     5,112,224
                                                               (E)  (1,000,000)
Accrued expenses                     1,036,881       504,365                       1,541,246
Est. costs in excess billings                        459,600                         459,600
Other current liabilities                            213,217                         213,217
                                   -----------   -----------      ------------   -----------
Total Current Liabilities            8,252,263     4,655,187          (584,713)   12,322,737

Long term debt, net of current          95,552        10,326   (B)   1,500,000     1,595,552
                                                               (F)     (10,326)
Deferred income taxes                   82,145                                        82,145
Stockholders' Equity:
Common stock par value                 112,568                                       112,568
Additional paid-in capital           3,588,518                                     3,588,518
Retained earnings                     (973,471)   (3,801,762)  (A)   3,801,762      (973,471)
                                   -----------   -----------      ------------   -----------
Total Stockholders' Equity           2,727,615    (3,801,762)        3,801,762     2,727,615
                                   -----------   -----------      ------------   -----------
Total Liabilities &
Stockholders' Equity               $11,157,575   $   863,751      $  4,706,723   $16,728,049
                                   ===========   ===========      ============   ===========

Pro Forma Entries:
(A) Walsh capital structure is eliminated.
(B) Private party loans totaling $3,000,000 are recorded.
(C) $1 million forfeited deposit income is reversed from Walsh income statement and recorded as a purchase price liability.
(D) Bank debt totaling $975,000 is paid in cash.
(E) Debt to an individual totaling $1,000,000 is paid in cash.
(F) Remaining bank debt totaling approximately $1,120,000 is forgiven in exchange for future royalty payments to the bank.
(G) Goodwill is recognized to the extent that liabilities assumed exceed assets acquired.

GDC Group, Inc.
Pro Forma Condensed Combined Statement of Operations
Year Ended September 30, 1996 (Unaudited):
----------------------------------------------------


                                                                   Walsh
                                                                  Remedial                        GDC Group, Inc.
                                                                Construction                        Pro forma
                                          GDC Group,              Services        Pro Forma          Condensed
                                             Inc.                (9 Months)        Entries           Combined
                                          ----------            ------------      ---------       ---------------
Contract revenue                          $6,583,508             $1,822,919                          $8,406,427
Cost of contract revenue                   6,377,411              1,726,616                           8,104,027
                                          ----------            ------------      ---------       ---------------
Gross Profit                                 206,097                 96,303               0             302,400

Research & development costs                                      4,871,658                           4,871,658
Selling, general & admin. exp.             3,434,197                129,058                           3,563,255
                                          ----------            ------------      ---------       ---------------
Net Operating Income (Loss)               (3,228,100)            (4,904,413)              0          (8,132,513)

Other Income (Expenses):
Interest expense                            (934,041)               (85,288)  (B) ($420,000)         (1,354,041)
                                                                              (C)    85,288
Miscellaneous, net                          (283,401)             1,001,386   (A)(1,000,000)           (282,015)
Amortization of goodwill                                                      (D)  (245,448)           (245,448)
                                          ----------            ------------      ---------       ---------------
Total Other Income (Expenses)             (1,217,442)               916,098      (1,580,160)         (1,881,504)
                                          ----------            ------------      ---------       ---------------

Income (Loss) Before Taxes                (4,445,542)            (3,988,315)     (1,580,160)        (10,014,017)

Income (Taxes) Credit                        631,975                                                    631,975
                                          ----------            ------------      ---------       ---------------

Net Income (Loss)                        ($3,813,567)           ($3,988,315)    ($1,580,160)        ($9,382,042)
                                          ==========            ============      =========       ===============

                                          Pro forma income (loss) per share                             ($5.381)
                                                                                                  ===============

                                          Pro forma weighted average shares outstanding               1,743,612
                                                                                                  ===============

Pro Forma Entries:

(A) $1 million forfeited deposit income is reversed from Walsh income statement and recorded as a purchase price liability.
(B) Interest expense on private party loans totaling $3,000,000 at 14% is recorded as if the loans were obtained at the beginning of the reported periods.
(C) Interest expense on bank debt totaling approximately $2,095,000 is reduced as if the bank debt had been paid off at the beginning of the reported periods.
(D) Amortization of goodwill is recorded using the straight-line method with an estimated life of fifteen years, as if the purchase had occurred at the beginning of the reported periods.

GDC Group, Inc.
Pro Forma Condensed Combined Statement of Operations
Ten Months Ended September 30, 1995 (Unaudited):

----------------------------------------------------

                                                   Walsh                            GDC Group, Inc.
                                                  Remedial                            Pro forma
                                  GDC Group,    Construction       Pro Forma          Condensed
                                     Inc.        Services**         Entries            Combined
                                  ----------     ----------        ---------        ---------------
Contract revenue                  $8,628,165     $3,764,345                         $12,392,510
Cost of contract revenue           5,544,236      3,386,222                           8,930,458
                                  ----------     ----------        ---------        ---------------
Gross Profit                       3,083,929        378,123                0          3,362,052

Selling, general & admin. exp.     2,394,765         51,704                           2,446,469
                                  ----------     ----------        ---------        ---------------
Operating Income (Loss)              689,164        326,419                0          1,015,583

Other Income (Expenses):
Interest expense                    (563,188)        (9,166)(B)    ($350,000)          (913,188)
                                                            (C)        9,166
Miscellaneous, net                   (75,557)           379                             (75,178)
Members' distributions                             (151,079)(A)      151,079                  0
Amortization of goodwill                                    (D)     (204,540)          (204,540)
                                  ----------     ----------        ---------        ---------------

Total Other Income (Expense)        (638,745)      (159,866)        (394,295)        (1,192,906)
                                  ----------     ----------        ---------        ---------------
Income (Loss) Before Taxes
and Cumulative Effect                 50,419        166,553         (394,295)          (177,323)

Income (Taxes) Benefit               (20,362)                                           (20,362)
                                  ----------     ----------        ---------        ---------------
Income (Loss) Before
 Cumulative Effect of Change
 in Accounting Principle              30,057        166,553         (394,295)          (197,685)

Cumulative Effect on Prior Years
 of Changing to Different
 depreciation method                 298,672                                            298,672
                                  ----------     ----------        ---------        ---------------

Net Income (Loss)                   $328,729       $166,553        ($394,295)          $100,987
                                  ==========     ==========        =========        ===============

                                          Pro forma income (loss) per share              $0.077
                                                                                    ===========
                              Pro forma weighted average shares outstanding           1,304,720
                                                                                    ===========

** Walsh Remedial Construction Services Statement of Operations is for the period from inception (March 1, 1995) through December 31, 1995.

Pro Forma Entries:

(A) Distributions made to Walsh limited liability company members during the period are reversed.
(B) Interest expense on private party loans totaling $3,000,000 at 14% is recorded as if the loans were obtained at the beginning of the reported periods.
(C) Interest expense on bank debt totaling approximately $2,095,000 is reduced as if the bank debt had been paid off at the beginning of the reported periods.
(D) Amortization of goodwill is recorded using the straight-line method with an estimated life of fifteen years, as if the purchase had occurred at the beginning of the reported periods.